SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2004

WesBanco, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-8467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1 Bank Plaza, Wheeling, WV                                                       26003
(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code (304) 234-9000

Former name or former address, if changed since last report Not Applicable

ITEM 7.    Financial Statements and Exhibits
                                           (a) Not applicable.
                                           (b) Not applicable.
                                           (c) Exhibits:
99.1 - Press Release announcing second quarter and first half 2004 earnings for WesBanco, Inc., dated July 21, 2004.

                        ITEM 12. Results of Operations and Financial Condition
On July 21, 2004, WesBanco, Inc. issued a news release announcing its earnings for the quarter and six months ended June 30, 2004. This news release along with related financial highlights is being furnished as Exhibit 99.1 in this Form 8-K under Item 12 – Results of Operations and Financial Condition and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

July 21, 2004	/s/ Robert H. Young
Date	Robert H. Young
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Exhibit Number	Description
99.1	Press Release issued by WesBanco, Inc., dated July 21, 2004.